Exhibit 32.1

SECTION 1350 CERTIFICATIONS

Pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of AVANT Immunotherapeutics, Inc. (the “Company”) hereby certify that to their knowledge and in their respective capacities that the Company’s quarterly report on Form 10-Q to which this certification is attached (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2008	By:	/s/ ANTHONY S. MARUCCI
	Name:	Anthony S. Marucci
	Title:	President and Chief Executive Officer

Date: August 11, 2008	By:	/s/ AVERY W. CATLIN
	Name:	Avery W. Catlin
	Title:	Senior Vice President and
Chief Financial Officer

This certification shall not be deemed “filed” for any purpose, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.